UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015 (December 16, 2015)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Award of Performance-Based Restricted Stock Units.

In order to better align compensation of the Chief Executive Officer and Chief Financial Officer of F.N.B. Corporation (“Company”) with the Company’s peer group (as more particularly described in the form of the restricted stock unit award agreement attached as Exhibit 10.1 to this Form 8-K) and to take appropriate measures to retain the Company’s key executive management, the Company’s Compensation Committee (the “Committee”), in consultation with its independent compensation consultant, approved the following grants of performance-based restricted stock units under the F.N.B. Corporation 2007 Incentive Compensation Plan (Amended and Re-stated Effective May 20, 2015) (the “Plan”) on December 16, 2015:

Name	Position	Amount of Restricted Stock Units Awarded
Vincent J. Delie, Jr.	Chief Executive Officer	186,707
Vincent J. Calabrese	Chief Financial Officer	74,683

The Committee’s determination of these awards was based in part on its review of various factors reflecting the Company’s recent strong performance, such as the pending acquisition of Metro Bancorp, Inc. and the Company’s return on average tangible common equity through the third quarter of 2015.

The restricted stock unit awards to Messrs. Delie and Calabrese will cliff vest after 3 years, subject to the Company’s return on average tangible common equity during the period between January 1, 2018, and December 31, 2018 (“Performance Period”) is within the top three quarters of the Company’s peer group’s return on average tangible common equity during the Performance Period. Each restricted stock unit is equivalent to one share of the Company’s common stock. The subject awards will vest on January 16, 2019, subject to Mr. Delie and Mr. Calabrese remaining employed with the Company on December 31, 2018, and the Company’s return on average tangible common equity relative to its peer group during the Performance Period is in the top three quarters of its peer group. The description in the Form 8-K of the restricted stock unit awards is qualified in its entirety by reference to the copy of the form of the agreement filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: December 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement